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                                                                    Exhibit 24.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement Files Nos. 33-72066, 33-89442 and 33-93396.



ARTHUR ANDERSEN LLP


Roseland, New Jersey
June 24, 1997